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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               November 8, 2001

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          MARYLAND                     1-13232                  84-1259577
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation or              File Number)          Identification No.)
        organization)

           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code               (303) 757-8101

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

        The press release of Apartment Investment and Management Company, dated November 8, 2001, attached hereto as Exhibit 99.1 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)     Exhibits

                The following exhibits are filed with this report:

                Exhibit Number                   Description

                99.1 Press Release of Apartment Investment and Management Company, dated November 8, 2001.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Dated: November 9, 2001

                                         APARTMENT INVESTMENT
                                         AND MANAGEMENT COMPANY

                                         By: /s/ Paul J. McAuliffe
                                   --------------------------------------------
                                         Paul J. McAuliffe
                                         Executive Vice President--Capital
                                         Markets and Chief Financial Officer


                                         By: /s/ Thomas C. Novosel
                                   --------------------------------------------
                                         Thomas C. Novosel
                                         Senior Vice President and Chief
                                         Accounting Officer


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                                  EXHIBIT INDEX


EXHIBIT
   NO.         DESCRIPTION
--------       -----------
99.1           Press Release of Apartment Investment and Management
               Company, dated November 8, 2001.